[Logo] M F S (R)
INVESTMENT MANAGEMENT                                          ANNUAL REPORT
We invented the mutual fund(R)                                 DECEMBER 31, 1999



[graphic omitted]


                                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) BOND SERIES

MFS(R) BOND SERIES

A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman and Chief Executive Officer,               500 Boylston Street
MFS Investment Management(R)                        Boston, MA 02116-3741

Nelson J. Darling, Jr.+                             DISTRIBUTOR
Private investor and trustee                        MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow+                                   Boston, MA 02116-3741
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment                SHAREHOLDER SERVICE CENTER
Management Company (video franchise)                MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGER                                   contact your financial consultant.
Geoffrey L. Kurinsky*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
W. Thomas London*
                                                    AUDITORS
ASSISTANT TREASURERS                                Deloitte & Touche LLP
Mark E. Bradley*
Ellen Moynihan*                                     WORLD WIDE WEB
James O. Yost*                                      www.mfs.com

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
  NOT FDIC INSURED               MAY LOSE VALUE              NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well-informed and to trade at bargain prices. But we believe the facts argue that, for most of us, professionally managed investment portfolios purchased through a financial consultant will continue to be one of the best products for long-term investing in this new millennium.

Why do we believe managed portfolios plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up markets and down. And for many investors, working with a financial consultant may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your consultant's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few individual investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire personal portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified, professionally managed investment portfolio that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few investment portfolios, of course, are going to be up when the overall market is down. But we believe diversified, professionally managed investment portfolios may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few managed portfolios even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of investment portfolios help make them inherently less risky than individual stock picking, and managed portfolios are available in a wide range of risk profiles.

We believe that now, more than ever, managed investment portfolios sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 15, 2000

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your financial consultant for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended December 31, 1999, the Series provided a total return of -1.56% (including the reinvestment of any distributions), which compares to a -2.15% return for the Lehman Brothers Government/Corporate Bond Index (the Lehman Index). The Lehman Index is an unmanaged, market-value-weighted index that includes U.S. Treasury and government-agency securities (excluding mortgage-backed securities) and investment-grade debt obligations of U.S. corporations.

Rising interest rates led to negative returns for all types of fixed-income securities, and the Series' performance reflects that downturn. In addition, a couple of our holdings were particularly hard hit. Given the unfavorable interest-rate backdrop, the punishment for companies that disappointed investors was particularly harsh. Historically, in periods when the interest-rate backdrop was more favorable, value hunters generally scooped up companies that disappointed. But for a variety of reasons, including lack of liquidity caused by investor concerns over the Year 2000 computer problem, there were far fewer participants bidding for distressed securities. For example, our position in the drugstore chain Rite Aid suffered when the company encountered a host of problems, including difficulty in executing its expansion plans. Home-security business Protection One also suffered losses when it ran into roadblocks in financing its growth.

That said, there were quite a few holdings that performed reasonably well. Our high-yield holdings in Cable & Wireless performed quite well when its cable assets were bought by NTL, a global communication services company. The bond covenants required that much of its debt be redeemed at very favorable terms for bondholders. In fact, most of the cable and media sector continued to do well as the sector's overall credit quality improved. Individual winners included Time Warner, and Seagram. A number of additional holdings performed well when they crossed into investment-grade territory or were perceived to have improving credit quality. Northeast Utilities, which was acquired by the higher-rated Con Edison, was a good example of that trend.

We felt that the investment-grade corporate market offered some very attractive opportunities, so we increased our position to about 60% of net assets. Year-end and year 2000 jitters translated into weak demand, heavy supply, and cheap prices for many corporate bonds. We emphasized cyclical companies that we believed could benefit from a strong, albeit somewhat slower, economy. For example, we've established positions in Georgia Pacific, which has been a dominant force in many major paper categories. We've also added to our holdings in auto and auto-related companies, increasing our stake in Ford Motor, Lear Corporation, and Federal Mogul. We also added American Airlines, among others, to our airline holdings. The securities we bought, enhanced-equipment trust certificates, use planes as collateral.

We believe agency securities are attractive because they have become very cheap due to a structural change in the government bond markets. The supply of U.S. Treasuries is falling as the government curtails its borrowing needs in light of a federal budget surplus. In contrast, various federal agencies dramatically stepped up their issuance as a means of funding growth initiatives. As that change transpired, the spread between agency and Treasury securities became quite wide when viewed on a historical basis. We believe that the spread between agencies and Treasuries will eventually narrow, which would position agencies to outperform.

We have positioned the Series to be somewhat more sensitive to interest rate changes than its Lipper peer group because we believe that the recent backup in interest rates is overdone. Lipper is an independent firm that reports performance. Given the fact that inflation has remained in check and the economy shows some signs of slowing, we believe that rates may start to move back down. So we've positioned the Series to try to benefit from lower rates by making it slightly more interest-rate sensitive, with a duration of 6.06 years versus a duration of about six years for the average Lipper "BBB"-rated debt fund.

    Respectfully,

/s/ Geoffrey L. Kurinsky

    Geoffrey L. Kurinsky
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Geoffrey L. Kurinsky is Senior Vice President of MFS Investment Management(R). He is portfolio manager of MFS(R) Bond Fund, MFS(R) Institutional Core Fixed Income Fund, MFS(R) Bond Series (part of MFS(R) Variable Insurance Trust(SM)), and the Bond Series offered through MFS(R)/Sun Life annuity products. Mr. Kurinsky is also a portfolio manager of MFS(R) Total Return Fund, MFS(R) Total Return Series (part of MFS(R) Variable Insurance Trust(SM)), and the Total Return Series offered through MFS(R)/Sun Life annuity products.

He joined the MFS Fixed Income Department in 1987 and was named portfolio manager in 1989, Vice President in 1989, and Senior Vice President in 1993. Mr. Kurinsky is a graduate of the University of Massachusetts and earned an M.B.A. degree in finance from Boston University.

All portfolio managers at MFS Investment Management(R) are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

SERIES FACTS

Objective: Seeks primarily to provide as high a level of current income as is believed to be consistent with prudent investment risk and secondarily to protect shareholders' capital.

Commencement of investment operations: October 24, 1995

Size: $24.3 million net assets as of December 31, 1999

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the Series in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the Series' investment operations, October 24, 1995, through December 31, 1999. Index information is from November 1, 1995.)

                                Lehman Brothers
                              Government/Corporate
         MFS Bond Series          Bond Index
--------------------------------------------------
10/95        $10,000               $10,000
12/95         10,301                10,314
12/96         10,516                10,614
12/97         11,583                11,649
12/98         12,369                12,753
12/99         12,176                12,479


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH DECEMBER 31, 1999

                                                1 Year       3 Years       Life*
-------------------------------------------------------------------------------
Cumulative Total Return                         -1.56%       +15.78%     +21.76%
-------------------------------------------------------------------------------
Average Annual Total Return                     -1.56%       + 5.01%     + 4.82%
-------------------------------------------------------------------------------

COMPARATIVE INDEX(+)
                                                1 Year       3 Years       Life*
-------------------------------------------------------------------------------
Lehman Brothers Government/Corporate Bond
  Index#                                        -2.15%       + 5.54%     + 5.46%
-------------------------------------------------------------------------------
  * For the period from the commencement of the Series' investment operations, October 24, 1995, through December 31, 1999. Index information is from November 1, 1995.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

PORTFOLIO OF INVESTMENTS - December 31, 1999

Bonds - 97.5%
-----------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                 VALUE
-----------------------------------------------------------------------------------------------------
U.S. Bonds - 84.7%
  Aerospace - 0.1%
    BE Aerospace, Inc., 8s, 2008                                 $        40           $       34,500
-----------------------------------------------------------------------------------------------------
  Aerospace and Defense - 1.1%
    Raytheon Co., 6.3s, 2005                                     $       175           $      165,120
    Raytheon Co., 6.5s, 2005                                              90                   85,226
    Raytheon Co., 7.2s, 2027                                              23                   20,506
                                                                                       --------------
                                                                                       $      270,852
-----------------------------------------------------------------------------------------------------
  Airlines - 2.7%
    American Airlines Pass-Through Trust, 7.024s, 2009           $       109           $      105,867
    Atlas Air, Inc., 7.2s, 2019                                           58                   52,720
    Continental Airlines Pass-Through Trust, Inc., 6.648s, 2017            5                    4,439
    Continental Airlines Pass-Through Trust, Inc., 6.545s, 2019          100                   90,847
    Continental Airlines Pass-Through Trust, Inc., 7.256s, 2020          200                  189,142
    Continental Airlines, Inc., 9.5s, 2013                                 5                    4,692
    Delta Air Lines, Inc., 6.65s, 2004                                   138                  132,081
    Jet Equipment Trust, 9.41s, 2010##                                     5                    5,324
    Jet Equipment Trust, 8.64s, 2012##                                     4                    4,568
    Northwest Airlines Pass-Through Trust, 7.575s, 2019                   65                   62,067
                                                                                       --------------
                                                                                       $      651,747
-----------------------------------------------------------------------------------------------------
  Apparel and Textiles - 0.4%
    Hilfiger (Tommy) USA, Inc., 6.5s, 2003                       $        15           $       14,224
    J Crew Operating Corp., 10.375s, 2007                                 90                   76,500
    Jones Apparel Group, Inc., 6.25s, 2001                                14                   13,666
                                                                                       --------------
                                                                                       $      104,390
-----------------------------------------------------------------------------------------------------
  Auto Parts - 1.4%
    Lear Corp., 7.96s, 2005##                                    $       350           $      336,962
-----------------------------------------------------------------------------------------------------
  Automotive - 1.4%
    Federal Mogul Corp., 7.5s, 2004                              $       193           $      182,634
    Ford Motor Co., 7.45s, 2031                                          170                  163,547
                                                                                       --------------
                                                                                       $      346,181
-----------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 4.4%
    Bank United, 8s, 2009                                        $       169           $      155,195
    Capital One Financial Corp., 7.25s, 2003                             261                  253,584
    Criimi Mae Commercial Mortgage Trust, 7s, 2011                       250                  208,906
    GS Escrow Corp., 6.75s, 2001                                          83                   79,998
    GS Escrow Corp., 7.125s, 2005                                        148                  132,147
    MBNA America Bank National Assoc., 6.875s, 2004                      197                  190,414
    Washington Mutual Capital I, 8.375s, 2027                             50                   47,589
                                                                                       --------------
                                                                                       $    1,067,833
-----------------------------------------------------------------------------------------------------
  Beverages - 0.7%
    J Seagram & Sons, Inc., 7.5s, 2018                           $       135           $      127,910
    J Seagram & Sons, Inc., 7.6s, 2028                                    49                   46,142
                                                                                       --------------
                                                                                       $      174,052
-----------------------------------------------------------------------------------------------------
  Building - 1.4%
    Building Materials Corp., 8s, 2008                           $       340           $      307,700
    Nortek, Inc., 9.25s, 2007                                             20                   19,550
                                                                                       --------------
                                                                                       $      327,250
-----------------------------------------------------------------------------------------------------
  Chemicals - 1.6%
    Lyondell Chemical Co., 9.625s, 2007                          $       340           $      347,650
    Lyondell Chemical Co., 9.875s, 2007                                   36                   36,900
                                                                                       --------------
                                                                                       $      384,550
-----------------------------------------------------------------------------------------------------
  Computer Services - 0.1%
    Unisys Corp., 12s, 2003                                      $        23           $       24,495
-----------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.4%
    Kindercare Learning Centers, Inc., 9.5s, 2009                $        25           $       24,063
    Protection One Alarm Monitoring, Inc., 7.375s, 2005                   57                   45,030
    RJR Nabisco, Inc., 7.75s, 2006                                        38                   33,579
                                                                                       --------------
                                                                                       $      102,672
-----------------------------------------------------------------------------------------------------
  Containers & Glass - 0.1%
    Owens-Illinois, Inc., 8.1s, 2007                             $        23           $       21,732
-----------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 1.2%
    Amresco Residential Securities Mortgage Loan, 5.94s, 2015    $        61           $       60,066
    Contimortgage Home Equity Loan Trust, 6.19s, 2014                    125                  122,304
    Morgan Stanley Capital I, 6.01s, 2030                                103                   97,966
                                                                                       --------------
                                                                                       $      280,336
-----------------------------------------------------------------------------------------------------
  Entertainment - 3.1%
    Time Warner Entertainment Co., 10.15s, 2012                  $       240           $      281,177
    Time Warner Entertainment Co., 8.375s, 2023                           34                   35,351
    Time Warner Entertainment Co., 8.375s, 2033                          424                  439,683
                                                                                       --------------
                                                                                       $      756,211
-----------------------------------------------------------------------------------------------------
  Financial Institutions - 4.5%
    Associates Corp., 5.75s, 2003                                $       400           $      381,524
    General Motors Acceptance Corp., 5.95s, 2003                          67                   64,628
    Goldman Sachs Group LP, 5.9s, 2003                                   160                  153,435
    Morgan Stanley Dean Witter, 7.125s, 2003                             500                  499,605
                                                                                       --------------
                                                                                       $    1,099,192
-----------------------------------------------------------------------------------------------------
  Financial Services - 2.7%
    Ford Motor Credit Co., 6.7s, 2004                            $       305           $      298,519
    Ford Motor Credit Co., 7.375s, 2009                                  258                  254,710
    General Electric Capital Corp., 8.3s, 2009                           104                  110,846
                                                                                       --------------
                                                                                       $      664,075
-----------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.5%
    Coca-Cola Bottling Co., 6.375s, 2009                         $       119           $      105,808
    Nabisco, Inc., 6.375s, 2035                                           10                    9,287
                                                                                       --------------
                                                                                       $      115,095
-----------------------------------------------------------------------------------------------------
  Forest and Paper Products - 3.5%
    Georgia Pacific Corp., 9.95s, 2002                           $       411           $      433,568
    Georgia Pacific Corp., 7.75s, 2029                                   328                  312,564
    Georgia-Pacific Corp., 9.5s, 2022                                     50                   53,204
    Riverwood International Corp., 10.25s, 2006                           35                   35,525
    U.S. Timberlands, 9.625s, 2007                                        10                    9,275
                                                                                       --------------
                                                                                       $      844,136
-----------------------------------------------------------------------------------------------------

  Gaming and Hotels - 2.0%
    Harrahs Operating Co., Inc., 7.5s, 2009                      $       205           $      191,408
    Park Place Entertainment Co., 8.5s, 2006                             300                  296,856
                                                                                       --------------
                                                                                       $      488,264
-----------------------------------------------------------------------------------------------------
  Government National Mortgage Association - 8.2%
    GNMA, 8s, 2022                                               $       546           $      551,790
    GNMA, 7.5s, 2025                                                      71                   69,969
    GNMA, 8s, 2025                                                         5                    4,882
    GNMA, 7.5s, 2026                                                      55                   54,297
    GNMA, 7s, 2027                                                       105                  101,756
    GNMA, 7.5s, 2027                                                     206                  203,676
    GNMA, 6.5s, 2028                                                      52                   48,534
    GNMA, 7s, 2028                                                       253                  244,186
    GNMA, 8s, 2029                                                       400                  404,040
    GNMA, TBA, 7.5s, 2026                                                185                  183,027
    GNMA, TBA, 7s, 2028                                                  128                  124,071
                                                                                       --------------
                                                                                       $    1,990,228
-----------------------------------------------------------------------------------------------------
  Industrial - 0.7%
    Natexis Ambs Co. LLC, 8.44s, 2049##                          $       170           $      159,681
-----------------------------------------------------------------------------------------------------
  Insurance - 2.0%
    Aflac, Inc., 6.5s, 2009                                      $       123           $      112,529
    Atlantic Mutual Insurance Co., 8.15s, 2028##                          24                   18,012
    Conseco Finance Corp., 10.25s, 2002                                   80                   82,966
    Conseco, Inc., 6.4s, 2001                                             25                   24,379
    Conseco, Inc., 6.4s, 2003                                            158                  151,048
    Conseco, Inc., 9s, 2006                                               52                   53,586
    Providian Capital I, 9.525s, 2027##                                   42                   35,592
                                                                                       --------------
                                                                                       $      478,112
-----------------------------------------------------------------------------------------------------
  Media - 0.7%
    Belo (A.H.) Corp., 7.75s, 2027                               $        78           $       74,232
    Chancellor Media Corp., 8.75s, 2007                                   10                   10,200
    Comcast Corp., 9.125s, 2006                                           54                   54,991
    Frontiervision Operating Partnership LP, 11s, 2006                    20                   21,200
    Outdoor Systems, Inc., 8.875s, 2007                                   10                   10,312
                                                                                       --------------
                                                                                       $      170,935
-----------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.1%
    Kaiser Aluminum & Chemical Corp., 10.875s, 2006              $        25           $       25,063
-----------------------------------------------------------------------------------------------------
  Municipals - 2.0%
    Jefferson County Alabama Sewer Revenue, 5.375s, 2036         $       190           $      167,759
    Massachusetts Turnpike Authority, 5s, 2037                            25                   20,451
    Minneapolis & St. Paul Minnesota Metropolitan, 5s, 2030              190                  158,207
    New York City, NY Municipal Water Finance, 5.5s, 2024                150                  139,167
                                                                                       --------------
                                                                                       $      485,584
-----------------------------------------------------------------------------------------------------
  Oil Services - 1.5%
    McDermott, Inc., 9.375s, 2002                                $       283           $      282,827
    Occidental Petroleum Corp., 6.4s, 2003                                84                   80,988
    Ultramar Diamond Shamrock Corp., 7.2s, 2017                            5                    4,432
                                                                                       --------------
                                                                                       $      368,247
-----------------------------------------------------------------------------------------------------

  Railroads - 0.2%
    Union Pacific Corp., 6.34s, 2003                             $        56           $       54,027
-----------------------------------------------------------------------------------------------------
  Real Estate - 0.8%
    Socgen Real Estate Co., 7.64s, 2049##                        $       226           $      203,945
-----------------------------------------------------------------------------------------------------
  Retail - 2.2%
    K Mart Corp., 8.375s, 2004                                   $       150           $      149,250
    Kohl's Corp., 7.25s, 2029                                            134                  122,534
    Rite Aid Corp., 6s, 2003##                                            83                   57,270
    Rite Aid Corp., 7.125s, 2007                                          50                   38,000
    Saks, Inc., 7.25s, 2004                                              171                  162,783
                                                                                       --------------
                                                                                       $      529,837
-----------------------------------------------------------------------------------------------------
  Steel - 0.6%
    USX Corp., 6.65s, 2006                                       $       161           $      152,754
-----------------------------------------------------------------------------------------------------
  Supermarkets - 1.6%
    Safeway, Inc., 5.875s, 2001                                  $       400           $      390,668
-----------------------------------------------------------------------------------------------------
  Telecommunications - 7.4%
    Cable & Wireless Communications, 6.75s, 2008                 $       273           $      268,703
    Charter Communications Holdings LLC, 8.25s, 2007                     500                  465,000
    Global Crossing Holdings Ltd., 9.625s, 2008                          351                  350,123
    MCI WorldCom, Inc., 8.875s, 2006                                       5                    5,248
    Qwest Communications International, Inc., 7.5s, 2008                  35                   34,026
    Sprint Capital Corp., 6.9s, 2019                                     244                  221,913
    Sprint Capital Corp., 6.875s, 2028                                   116                  103,091
    TCI Communications Financing III, 9.65s, 2027                        280                  307,826
    Telecomunicaciones de Puerto, 6.65s, 2006                             45                   42,435
                                                                                       --------------
                                                                                       $    1,798,365
-----------------------------------------------------------------------------------------------------
  Telecommunications and Cable - 0.4%
    Adelphia Communications Corp., 0s, 2008                      $       200           $       86,000
-----------------------------------------------------------------------------------------------------
  U.S. Federal Agencies - 2.9%
    Federal Home Loan Banks, 5.7s, 2009                          $       165           $      149,892
    Federal Home Loan Mortgage Corp., 6.5s, 2028                          79                   74,699
    Federal National Mortgage Assn., 6.625s, 2009                        135                  131,119
    Federal National Mortgage Assn., 6.5s, 2028                          297                  279,903
    Federal National Mortgage Assn., 8s, 2029                             58                   58,313
                                                                                       --------------
                                                                                       $      693,926
-----------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 7.8%
    U.S. Treasury Bonds, 5.25s, 2028                                   1,219           $    1,004,151
    U.S. Treasury Notes, 5.875s, 2004                                    341                  334,340
    U.S. Treasury Notes, 6s, 2004                                        107                  105,328
    U.S. Treasury Notes, 7.875s, 2004                                     15                   15,860
    U.S. Treasury Notes, 6s, 2009                                        452                  437,875
                                                                                       --------------
                                                                                       $    1,897,554
-----------------------------------------------------------------------------------------------------
  Utilities - Electric - 9.4%
    AEP Generating, 9.81s, 2022                                  $       200           $      225,539
    Beaver Valley Funding Corp. II, 9s, 2017                             236                  233,614
    Cleveland Electric Illuminating Co., 7.88s, 2017                      14                   13,278
    Cleveland Electric Illuminating Co., 9s, 2023                        195                  204,662
    CMS Energy Corp., 8.375s, 2003                                       205                  200,388
    Commonwealth Edison Co., 8.5s, 2022                                   39                   40,480
    Connecticut Light & Power Co., 7.875s, 2001                          101                  101,811
    Connecticut Light & Power Co., 8.59s, 2003                           100                  100,384
    El Paso Electric Co., 8.9s, 2006                                      77                   80,105
    Entergy Mississippi, Inc., 6.2s, 2004                                 71                   67,014
    GGIB Funding Corp., 7.43s, 2011                                       29                   28,151
    Gulf States Utilities Co., 8.21s, 2002                                83                   83,708
    Long Island Lighting Co., 8.2s, 2023                                  90                   87,764
    Midland Cogeneration Venture Corp., 10.33s, 2002                       9                    9,224
    Niagara Mohawk Power Corp., 7.375s, 2003                             187                  185,942
    Niagara Mohawk Power Corp., 7.625s, 2005                              15                   15,082
    Niagara Mohawk Power Corp., 8.5s, 2023                                10                    9,661
    Niagara Mohawk Power Corp., 0s to 2003, 8.5s to 2010                 220                  164,001
    Northeast Utilities, 8.58s, 2006                                      11                   10,708
    Salton Sea Funding Corp., 7.84s, 2010                                145                  138,026
    Seabrook Station - Unit 1, 7.83s, 2019                                 9                    8,390
    Toledo Edison Co., 7.875s, 2004                                      161                  159,828
    Utilicorp United Inc., 7s, 2004                                       34                   32,835
    Waterford 3 Funding Entergy Corp., 8.09s, 2017                        96                   92,589
                                                                                       --------------
                                                                                       $    2,293,184
-----------------------------------------------------------------------------------------------------
  Utilities - Gas - 2.9%
    CE Generation LLC, 7.416s, 2018##                            $        92           $       86,480
    Northern Natural Gas Co. of Delaware, 7s, 2011##                     280                  261,503
    Texas Gas Transmission Corp., 7.25s, 2027                            202                  183,548
    Williams Cos., Inc., 7.625s, 2019                                    175                  168,164
                                                                                       --------------
                                                                                       $      699,695
-----------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                       $   20,572,330
-----------------------------------------------------------------------------------------------------
Foreign Bonds - 12.8%
  Argentina - 1.0%
    Republic of Argentina, 0s, 2001                              $       270           $      239,625
-----------------------------------------------------------------------------------------------------
  Australia - 0.5%
    Cable & Wireless Optus Ltd., 8.125s, 2009
      (Telecommunications)##                                     $       110           $      109,174
-----------------------------------------------------------------------------------------------------
  Brazil - 0.4%
    Federal Republic of Brazil, 11.625s, 2004                    $        45           $       44,843
    Federal Republic of Brazil, 7s, 2009                                  65                   52,325
                                                                                       --------------
                                                                                       $       97,168
-----------------------------------------------------------------------------------------------------
  Canada - 1.5%
    AT&T Canada Inc., 7.65s, 2006 (Telecommunications)           $       272           $      271,320
    Province of Quebec, 7.5s, 2029                                       104                  100,814
                                                                                       --------------
                                                                                       $      372,134
-----------------------------------------------------------------------------------------------------
  Chile - 1.0%
    Empresa Electric Guacolda S.A., 7.6s, 2001 (Utilities
      - Electric)##                                              $       250           $      245,000
    Empresa Nacional de Electric, 7.325s, 2037 (Utilities
      - Electric)                                                          5                    4,588
                                                                                       --------------
                                                                                       $      249,588
-----------------------------------------------------------------------------------------------------
  Finland - 0.2%
    UPM-Kymmene Corp., 7.45s, 2027 (Forest and Paper Products)## $        57           $       51,669
-----------------------------------------------------------------------------------------------------

  Grand Cayman Islands - 0.4%
    Enersis S.A., 7.4s, 2016 (Utilities - Electric)              $       116           $       98,855
-----------------------------------------------------------------------------------------------------
  Israel - 2.4%
    Israel Electric Corp. Ltd., 8.25s, 2009 (Utilities -
      Electric)##                                                $       578           $      576,185
-----------------------------------------------------------------------------------------------------
  Mexico - 0.6%
    Nuevo Grupo Isuacell S.A. de C.V., 14.25s, 2006
      (Telecommunications)                                       $        50           $       52,000
    United Mexican States, 10.375s, 2009                                  55                   58,646
    United Mexican States, 11.5s, 2026                                    35                   41,696
                                                                                       --------------
                                                                                       $      152,342
-----------------------------------------------------------------------------------------------------
  Netherlands - 0.8%
    Cellco Finance N.V. Turkcell, 12.75s, 2005 (Industrial)      $       100           $      103,000
    Hermes Europe Railtel B.V., 10.375s, 2009
      (Telecommunications)                                                90                   89,100
                                                                                       --------------
                                                                                       $      192,100
-----------------------------------------------------------------------------------------------------
  Philippines - 0.1%
    Republic of Philippines, 9.875s, 2019                        $        32           $       31,600
-----------------------------------------------------------------------------------------------------
  South Korea - 1.2%
    Export Import Bank Korea, 7.1s, 2007 (Banks and Credit Cos.) $       190           $      186,751
    Korea Development Bank, 6.625s, 2003 (Banks and Credit Cos.)         105                   99,488
                                                                                       --------------
                                                                                       $      286,239
-----------------------------------------------------------------------------------------------------
  Sweden - 1.0%
    AB Spintab, 6.8s, 2049 (Banks and Credit Cos.)##             $       239           $      230,566
-----------------------------------------------------------------------------------------------------
  United Kingdom - 1.7%
    Abbey National PLC, 6.7s, 2049 (Banks and Credit Cos.)       $       228           $      205,613
    British Sky Broadcasting Group, 6.875s, 2009
      (Telecommunications)                                               119                  104,541
    British Sky Broadcasting Group, 8.2s, 2009
      (Telecommunications)##                                             115                  110,306
                                                                                       --------------
                                                                                       $      420,460
-----------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                    $    3,107,705
-----------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $24,668,971)                                             $   23,680,035
-----------------------------------------------------------------------------------------------------
Short-Term Obligations - 0.5%
-----------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 1/03/00, at
      Amortized Cost                                             $       120           $      119,990
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $24,788,961)                                       $   23,800,025
Other Assets, Less Liabilities - 2.0%                                                         490,982
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $   24,291,007
-----------------------------------------------------------------------------------------------------

## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 1999
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $24,788,961)             $ 23,800,025
  Cash                                                                    2,206
  Receivable for Series shares sold                                     136,427
  Interest receivable                                                   378,342
  Deferred organization expenses                                          1,498
  Other assets                                                               26
                                                                   ------------
      Total assets                                                 $ 24,318,524
                                                                   ------------
Liabilities:
  Payable for Series shares reacquired                             $     26,356
  Payable to affiliates -
    Management fee                                                          400
    Shareholder servicing agent fee                                          23
  Accrued expenses and other liabilities                                    738
                                                                   ------------
      Total liabilities                                            $     27,517
                                                                   ------------
Net assets                                                         $ 24,291,007
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $ 24,567,516
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                       (988,936)
  Accumulated distributions in excess of net realized gains on
    investments and foreign currency transactions                      (574,184)
  Accumulated undistributed net investment income                     1,286,611
                                                                   ------------
      Total                                                        $ 24,291,007
                                                                   ============
Shares of beneficial interest outstanding                            2,221,652
                                                                     =========

Net asset value per share
  (net assets/shares of beneficial interest outstanding)               $10.93
                                                                       ======

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1999
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                  $  1,494,599
                                                                   ------------
  Expenses -
    Management fee                                                 $    123,453
    Trustees' compensation                                                2,336
    Shareholder servicing agent fee                                       7,201
    Administrative fee                                                    2,567
    Auditing fees                                                        39,829
    Printing                                                             25,874
    Custodian fee                                                        10,414
    Legal fees                                                            2,099
    Amortization of organization expenses                                 1,837
    Miscellaneous                                                         2,200
                                                                   ------------
      Total expenses                                               $    217,810
    Fees paid indirectly                                                 (1,950)
    Reduction of expenses by investment adviser                         (10,104)
                                                                   ------------
      Net expenses                                                 $    205,756
                                                                   ------------
        Net investment income                                      $  1,288,843
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                        $   (571,721)
    Foreign currency transactions                                          (565)
                                                                   ------------
      Net realized loss on investments and foreign currency
        transactions                                               $   (572,286)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $ (1,083,914)
    Translation of assets and liabilities in foreign currencies              75
                                                                   ------------
      Net unrealized loss on investments and foreign currency
        translation                                                $ (1,083,839)
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $ (1,656,125)
                                                                   ------------
          Decrease in net assets from operations                   $   (367,282)
                                                                   ============

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                     1999           1998
-------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                             $  1,288,843   $    424,123
  Net realized gain (loss) on investments and
    foreign currency transactions                       (572,286)        28,852
  Net unrealized gain (loss) on investments and
    foreign currency translation                      (1,083,839)        37,309
                                                    ------------   ------------
    Increase (decrease) in net assets from
      operations                                    $   (367,282)  $    490,284
                                                    ------------   ------------
Distributions declared to shareholders -
  From net investment income                        $   (424,158)  $   (139,107)
  From net realized gain on investments and foreign
    currency transactions                                (29,276)       (68,528)
  In excess of net realized gain on investments and
    foreign currency transactions                         (2,637)          --
                                                    ------------   ------------
    Total distributions declared to shareholders    $   (456,071)  $   (207,635)
                                                    ------------   ------------
Net increase in net assets from Series share
  transactions                                      $ 12,949,839   $  7,878,318
                                                    ------------   ------------
      Total increase in net assets                  $ 12,126,486   $  8,160,967
Net assets:
  At beginning of period                              12,164,521      4,003,554
                                                    ------------   ------------
  At end of period (including accumulated
    undistributed net investment income of
    $1,286,611 and $422,665, respectively)          $ 24,291,007   $ 12,164,521
                                                    ============   ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,                            PERIOD ENDED
                                              ------------------------------------------------------------       DECEMBER 31,
                                                  1999              1998             1997             1996              1995*
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $11.38            $11.08           $10.06           $10.19             $10.00
                                                ------            ------           ------           ------             ------
Income from investment operations# -
  Net investment income(S)                      $ 0.70            $ 0.64           $ 0.64           $ 0.58             $ 0.09
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                     (0.87)             0.09             0.38            (0.36)              0.21
                                                ------            ------           ------           ------             ------
      Total from investment operations          $(0.17)           $ 0.73           $ 1.02           $ 0.22             $ 0.30
                                                ------            ------           ------           ------             ------
Less distributions declared to shareholders -
  From net investment income                    $(0.26)           $(0.29)          $ --             $(0.35)            $(0.09)
  From net realized gain on
    investments and foreign currency
    transactions                                 (0.02)            (0.14)            --               --                (0.02)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                 (0.00)+++          --               --               --                 --
                                                ------            ------           ------           ------             ------
      Total distributions declared to
        shareholders                            $(0.28)           $(0.43)          $ --             $(0.35)            $(0.11)
                                                ------            ------           ------           ------             ------
Net asset value - end of period                 $10.93            $11.38           $11.08           $10.06             $10.19
                                                ======            ======           ======           ======             ======
Total return                                   (1.56)%             6.79%           10.14%            2.09%              3.02%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                     1.01%             1.02%            1.01%            1.03%              1.00%+
  Net investment income                          6.26%             5.76%            6.04%            5.84%              4.89%+
Portfolio turnover                                283%              244%             219%             231%                55%
Net assets at end of period (000
  Omitted)                                     $24,291           $12,165           $4,004             $853               $228

(S) Subject to reimbursement by the Series, MFS has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the Fund's operating expenses exclusive of management fee. In consideration, the fund pays MFS a fee not greater than
    0.40% of average daily net assets. To the extent that actual expenses were over this limitation, the net investment income
    (loss) per share and ratios would have been:

      Net investment income (loss)              $ 0.69            $ 0.61           $ 0.37           $(0.26)            $(0.70)
      Ratios (to average net assets):
        Expenses##                               1.06%             1.23%            3.58%            9.45%             43.85%+
        Net investment income (loss)             6.21%             5.55%            3.46%          (2.61)%           (37.96)%+
  * For the period from the commencement of the Series' investment operations, October 24, 1995, through December 31, 1995.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Bond Series (the Series), is a diversified series of MFS Variable Insurance Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1999, there were 17 shareholders of the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. The Series uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds.

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 1999, $739 was reclassified from accumulated undistributed net investment income to accumulated distributions in excess of net realized gains on investments and foreign currency transactions due to differences between book and tax accounting for foreign currency transactions and mortgage-backed securities. This change had no effect on the net assets or net asset value per share. At December 31, 1999, distributions in excess of net realized gains on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for capital losses.

At December 31, 1999, the Series for federal income tax purposes, had a capital loss carryforward of $498,667 which may be applied against any net taxable realized gains of each succeding year until the earlier of its utilization or expiration on December 31, 2007.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the Series' average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1999, aggregate unreimbursed expenses amounted to $143,703.

Each Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                   PURCHASES              SALES
-------------------------------------------------------------------------------
U.S. government securities                       $27,777,247        $26,120,652
                                                 -----------        -----------
Investments (non-U.S. government securities)     $39,993,985        $28,391,012
                                                 ===========        ===========

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $24,864,478
                                                                   -----------
Gross unrealized depreciation                                      $(1,014,967)
Gross unrealized appreciation                                           26,031
                                                                   -----------
    Net unrealized depreciation                                    $(1,064,453)
                                                                   ===========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Series shares were as follows:


                    YEAR ENDED DECEMBER 31, 1999    YEAR ENDED DECEMBER 31, 1998
                    ----------------------------    ----------------------------
                            SHARES        AMOUNT           SHARES        AMOUNT
------------------------------------------------------------------------------
Shares sold              1,640,010   $18,298,783          890,572   $ 9,947,215
Shares issued to
  shareholders in
  reinvestment
  of distributions          40,575       456,070           19,405       207,633
Shares reacquired         (527,405)   (5,805,014)        (202,741)   (2,276,530)
                         ---------   -----------          -------   -----------
    Net increase         1,153,180   $12,949,839          707,236   $ 7,878,318
                         =========   ===========          =======   ===========

(6) Line of Credit
The Series and other affiliated Series participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each Series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Series at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1999, was $164. The Series had no significant borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Variable Insurance Trust and Shareholders of MFS Bond Series:

We have audited the accompanying statement of assets and liabilities of MFS Bond Series (the Series) (one of the series constituting the MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Bond Series as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 3, 2000

FEDERAL TAX INFORMATION

The Series has designated $9,769 as a capital gain dividend for the year ended December 31, 1999.

MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,      [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at WWW.MFS.COM, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

(C) 2000 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116                             VFB-2 2/00 5M